UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported: February 2, 2005)

AMERUS GROUP CO.

(Exact Name of Registrant as Specified in its Charter)

IOWA	001-15166	42-1458424
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

699 WALNUT STREET DES MOINES, IOWA	50309-3948
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(515) 362-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION
ITEM 7.01. REGULATION FD DISCLOSURE
ITEM 9.01 (c). EXHIBITS
SIGNATURE
EXHIBITS
Press Release
Supplemental Information

ITEM 2.02. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

Press Release and Supplemental Information

On February 2, 2005, AmerUs Group Co. (“the Company”) issued a press release reporting its financial results for the quarter and year ended December 31, 2004, which the Company is furnishing under this Item 2.02 as Exhibit 99.1, and posted on its website the supplemental information, which the Company is furnishing under this Item 2.02 as Exhibit 99.2.

In the press release, the Company reported, among other results, GAAP book value per share for 2004 of $41.28 and book value per share excluding accumulated other comprehensive income of $38.29.1

Fourth Quarter 2004 Earnings Call

On February 3, 2005, the Company reported the following, among other results, during its fourth quarter 2004 earnings call.

The Company’s GAAP return on equity for 2004 was 12.7 percent and its operating return on equity was 11.9 percent for 2004.2

The Company reported that its unleveraged internal rate of return on new life business3 was 12.7 percent for 2004. The unleveraged internal rate of return on new annuity business was 12.6 percent for 2004.3

The Company reported that its new money rate during the fourth quarter was 5.36 percent.

In addition, the Company expects that its risk based capital level will be 345 to 350 percent for 2004, up from 318 percent in 2003. 3 The Company also expects statutory income to be approximately $170 million for 2004, compared to $60.1 million in 2003.3 Statutory adjusted capital increased from $986 million to approximately $1.2 billion in 2004.3

1 See Exhibit 99.1 for a reconciliation of book value per share excluding accumulated other comprehensive income to GAAP book value per share. Management believes that excluding accumulated other comprehensive income assists investors in understanding the underlying performance of the Company by eliminating the effect of unrealized gains and losses on available for sale investment securities which fluctuate with market conditions.

2 Management of the Company believes that calculating the Company’s operating return on equity in this manner assists investors in evaluating the performance of the Company. See the next section for a reconciliation of operating return on equity to GAAP return on equity.

3 Based on statutory financial measures in accordance with insurance regulations applicable to the Company’s insurance subsidiaries.

Reconciliation of Operating Return on Equity to GAAP Return on Equity

Reconciliation of Return on Equity on a
Non-GAAP Basis to GAAP Basis
($ in thousands)

For the Twelve Months Ended December 31, 2004

		Adjusted Net
		Operating
	Non-GAAP Basis	Income Items	GAAP Basis
Return:

Net income	$168,568	$24,074	$192,642

		Accumulated Other
		Comprehensive
		Income Items

Average Equity:

Beginning balance	$1,325,292	$84,519	$1,409,811

Ending balance	1,508,799	117,712	1,626,511

	2,834,091		3,036,322

Divide by 2 to average	/ 2		/ 2

Average	$1,417,046		$1,518,161

Return on Equity	11.9%		12.7%

ITEM 7.01. REGULATION FD DISCLOSURE

On February 3, 2005, the Company reported the following, among other matters, in its fourth quarter 2004 earnings call.

The Company projected that it expects accumulation product sales to exceed $500 million per quarter in 2005.

This Report on Form 8-K and the exhibits hereto contain statements which constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements relating to trends in operations and financial results and the business and the products of the Company and its subsidiaries, as well as other statements including words such as “anticipate”, “believe”, “plan”, “estimate”, “expect”, “intend” and other similar expressions. Forward-looking statements are made based upon management’s current expectations and beliefs concerning future developments and their potential effects on the Company. Such forward-looking statements are not guarantees of future performance. Factors that may cause actual results to differ materially from those contemplated by these forward-looking statements include, among others, the following possibilities (a) general economic conditions and other factors, including prevailing interest rate levels and stock market performance, which may affect the Company’s ability to sell products, the market value of investments and the lapse rate and profitability of policies; (b) the ability to achieve anticipated levels of operational efficiencies and cost-saving initiatives and to meet cash requirements based upon projected liquidity sources; ( c) customer response to new products, distribution channels and marketing initiatives; ( d) mortality, morbidity, and other factors which may affect the profitability of insurance products; ( e) the ability to develop and maintain effective risk management policies and procedures and to maintain adequate reserves for future policy benefits and claims; (f) changes in the federal income tax laws and regulations which may affect the relative tax advantages of some products; (g) increasing competition in the sale of insurance and annuities and the recruitment of sales representatives; (h) regulatory changes or actions, including those relating to regulation of insurance products and of insurance companies; (i) ratings and those of the Company’s subsidiaries by independent rating organizations which the Company believes are particularly important to the sale of products; (j) the performance of investment portfolios; (k) the impact of changes in standards of accounting for derivatives and business combinations, goodwill and other intangibles and purchase accounting adjustments; (l) the Company’s ability to integrate the business and operations of acquired entities; (m) expected life and annuity product margins; (n) the impact of anticipated investment transactions; and (o) unanticipated litigation or regulatory investigations.

There can be no assurance that other factors not currently anticipated by the Company will not materially and adversely affect results of operations. You are cautioned not to place undue reliance on any forward-looking statements made by the Company or on its behalf. Forward-looking statements speak only as of the date the statement was made. The Company undertakes no obligation to update or revise any forward-looking statement.

ITEM 9.01 (c). EXHIBITS

99.1	Press Release dated February 2, 2005 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERUS GROUP CO.
By:	/s/ Melinda Urion
Melinda Urion
Executive Vice President, Chief Financial Officer & Treasurer

Dated: February 3, 2005

EXHIBITS

Exhibit No.	Description

99.1	Press Release dated February 2, 2005 (furnished pursuant to Item 2.02).

99.2	Supplemental Information (furnished pursuant to Item 2.02).